Exhibit 10.1

EXECUTION

NEW LENDER AGREEMENT AND

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

MARKWEST ENERGY PARTNERS, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Agents and Lenders from Time to Time Parties Thereto,

Dated as of March 20, 2014

WELLS FARGO SECURITIES, LLC

 and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers

 and

WELLS FARGO SECURITIES, LLC,

and

RBC CAPITAL MARKETS

 as Joint Bookrunners

SIXTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

NEW LENDER AGREEMENT AND

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS NEW LENDER AGREEMENT AND SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of March 20, 2014 among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, and Issuing Bank, the several banks and other financial institutions or entities parties to the Existing Credit Agreement defined below (“Existing Lenders”)”), and the parties that are New Lenders (as defined below; and together with the Existing Lenders, the “Lenders” and individually, a “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Existing Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 1, 2010, as amended by a First Amendment to Amended and Restated Credit Agreement dated September 7, 2011, by a Second Amendment to Amended and Restated Credit Agreement dated December 29, 2011, by a Third Amendment to Amended and Restated Credit Agreement dated June 29, 2012, by a Fourth Amendment to Amended and Restated Credit Agreement dated December 20, 2012 and by a Fifth Amendment to Amended and Restated Credit Agreement dated December 11, 2013 (as amended, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Existing Lenders became obligated to make Revolving Loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Existing Lenders desire to amend the Existing Credit Agreement as set forth herein, including increasing the total Commitments;

WHEREAS, to effect the increase to the total Commitments and subject to the terms set forth herein, certain Existing Lenders have agreed to increase their respective Commitments and certain other financial institutions have agreed to enter into the Existing Credit Agreement as Lenders (such new lenders being referred to herein as “New Lenders”);

WHEREAS, the Borrower has also requested that the Existing Lenders and the New Lenders amend the Existing Credit Agreement to make certain other changes to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows.

ARTICLE I.

NEW LENDER AGREEMENTS

Paragraph 1.                       New Lender Agreements.  Each New Lender:

(a)                                 represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Existing Credit Agreement;

(b)                                 agrees that, from and after the Sixth Amendment Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement (as herein defined) as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;

(c)                                  represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;

(d)                                 represents and warrants that it has received a copy of the Existing Credit Agreement, this Amendment and such other Loan Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement;

(e)                                  represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Lender or New Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement;

(f)                                   if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Amendment, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;

(g)                                  agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender;

(h)                                 appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto; and

(i)                                     specifies as its Lending Office and (address for notices) the office or offices of such New Lender described as such in such New Lender’s Administrative Questionnaire, or such other office or offices as such New Lender may from time to time notify the Borrower and the Administrative Agent.

ARTICLE II.

DEFINITIONS AND REFERENCES

Paragraph 2.1                Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Paragraph 2.2                Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Paragraph 2.2.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Sixth Amendment Effective Date” means March 20, 2014.

“Sixth Amendment Fee Letter means the letter agreement, dated March 7, 2014, between the Borrower and Wells Fargo Securities, LLC.”

ARTICLE III.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Paragraph 3.1                Cover Page.  The cover page of the Existing Credit Agreement is amended to delete the figure “$1,200,000,000” and substitute therefor the figure “$1,300,000,000”.

Paragraph 3.2                Additional Defined Terms.  Section 1.01 of the Existing Credit Agreement is amended to add the following definitions:

“Applicable Rating Level means the level set forth below that corresponds to the ratings issued from time to time by Moody’s and S&P, as applicable to the Index Debt:

	Moody’s	S&P

Level 1	>Baa1	>BBB+

Level 2	Baa2	BBB

Level 3	Baa3	BBB-

Level 4	Ba1	BB+

Level 5	<Ba1	<BB+

For purposes of the foregoing, (i) “>” means a rating equal to or more favorable than; (ii) “<“ means a rating less favorable than; (iii) if neither S&P nor Moody’s maintains a rating for the Index Debt, Level 5 shall apply; (iv) if the ratings for the Index Debt fall within different levels that are one level apart, the more favorable of the two ratings shall apply (for example, if the Moody’s rating is Baa3 and the S&P rating is BBB, Level 2 shall apply); (v) if the ratings for the Index Debt fall within different levels that are more than one level apart, the level that is one level less favorable than the more favorable of the two ratings shall apply (for example, if the Moody’s rating is <Baa3 and the S&P rating is BBB+, Level 2 shall apply); (vi) if only one of S&P or Moody’s provides a rating for the Index Debt, the level corresponding to such level shall apply; and (vii) if either of S&P or Moody’s shall change its ratings nomenclature prior to the date all Obligations  have  been  paid  and the Commitments  canceled,  the Borrower and the Required Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such change, and pending such amendment, if an appropriate Applicable Rating Level is otherwise not determinable based upon the foregoing grid, the last Applicable Rating Level in effect at the time of such change shall continue to apply. A change in the Applicable Rating Level shall be effective as of the date on which a change in the rating is first announced irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders.”

“Collateral Release Date  has the meaning specified in Section 6.15(e).”

“Commodity Exchange Act means the Commodity Exchange Act (7 U.S.C. 1, et seq.), as amended from time to time, any successor statute, and any rule, regulation, or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof).”

“Excluded Pari Passu Hedging Obligations means with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Obligations in respect of any Lender Hedging Agreement if, and solely to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Obligations in respect of any Lender Hedging Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Obligations in respect of any Lender Hedging Agreement.”

“Index Debt means Borrower’s long-term, unsecured, senior non-credit enhanced debt.”

“Investment Grade Rating means (i) the rating for the Index Debt by S&P is equal to or more favorable than BBB- (stable) and (ii) the rating for the Index Debt by Moody’s is equal to or more favorable than Baa3 (stable).”

“OFAC has the meaning specified in Section 5.24.”

“Qualified ECP Guarantor means in respect of any Lender Hedging Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Lender Hedging Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

“Sixth Amendment means that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of the Sixth Amendment Effective Date, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender and the Lenders.”

“Sixth Amendment Effective Date means March 20, 2014.”

“Sixth Amendment Fee Letter means the letter agreement, dated March 7, 2014, between the Borrower and Wells Fargo Securities, LLC.”

“Wholly Owned Entities has the meaning specified in Section 5.23.”

Paragraph 3.3                Existing Defined Terms.  The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

“Agreement means this Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment, as this Agreement may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.”

“Applicable Rate means (a) prior to the Collateral Release Date with respect to the Revolving Loans, Swingline Loans, Commitment Fees and LC Fees, the following percentages per annum set forth in the table below, on any date of determination, that corresponds to the Total Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate most recently delivered pursuant to Section 6.02(a) (calculated on a pro forma basis giving effect to any Permitted Acquisitions):

Pricing Level	Total Leverage Ratio	Commitment Fee Rate	LC Fee and LIBO Rate	Alternate Base Rate Swingline Rate

1	Less than or equal to 3.25 to 1.00	0.30%	1.50%	0.50%

2	Less than or equal to 3.75 to 1.00 but greater than 3.25 to 1.00	0.30%	1.75%	0.75%

3	Less than or equal to 4.25 to 1.00 but greater than 3.75 to 1.00	0.325%	2.00%	1.00%

4	Less than or equal to 4.75 to 1.00 but greater than 4.25 to 1.00	0.375%	2.25%	1.25%

5	Greater than 4.75 to 1.00	0.375%	2.50%	1.50%

(b)                                 Prior to the Collateral Release Date, any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance

Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

(c)                                  Prior to the Collateral Release Date, in the event that any Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate based upon the foregoing pricing grid (the “Accurate Applicable Rate”) for any period that such Compliance Certificate covered, then (a) the Borrower shall immediately deliver to the Administrative Agent a Compliance Certificate for such period, (b) the Applicable Rate shall be adjusted such that after giving effect to the corrected Compliance Certificate the Applicable Rate shall be reset to the Accurate Applicable Rate based upon the foregoing pricing grid for such period as set forth in the foregoing pricing grid and (c) if the Accurate Applicable Rate is higher than the Applicable Rate based upon the foregoing pricing grid, the Borrower shall immediately pay to the Administrative Agent, for the account of the Lenders, the accrued additional interest, LC Fees and Commitment Fees owing as a result of such Accurate Applicable Rate for such period.

(d)                                 Applicable Rate means on and after the Collateral Release Date with respect to the Revolving Loans, Swingline Loans, Commitment Fees and LC Fees, the following percentages per annum set forth in the table below, on any date of determination, that corresponds to the Applicable Rating Level as of the close of business on the immediately preceding Business Day:

Applicable Rating Level	Commitment Fee Rate	LC Fee and LIBO Rate	Alternate Base Rate Swingline Rate

Level 1	0.150%	1.125%	0.125%

Moody’s: >Baa1
S&P : >BBB+

Level 2	0.175%	1.250%	0.250%

Moody’s: Baa2
S&P: BBB

Level 3	0.225%	1.500%	0.500%

Moody’s: Baa3
S&P: BBB-

Level 4	0.300%	1.750%	0.750%

Moody’s: Ba1
S&P: BB+

Level 5	0.375%	2.000%	1.000%

Moody’s: <Ba1
S&P: <BB+

“Change in Law means (a) the adoption of any Law after the date of this Agreement, (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 3.04(b), by any Lending Office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of Law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.”

“Commitment means, with respect to each Lender, the total aggregate commitment of such Lender to make Revolving Loans pursuant to Section 2.01 and to acquire participations in Letters of Credit and Swingline Loans pursuant to Section 2.05 and Section 2.15, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) reduced or increased (with such Lender’s consent) from time to time (i) pursuant to Section 2.09 and (ii) pursuant to assignments by or to such Lender pursuant to Section 10.07, (c) reduced or terminated pursuant to Section 10.15, or (d) terminated pursuant to Section 8.02(a).  The initial amount of each Lender’s Commitment is set forth on Annex I, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.  The aggregate amount of the Commitments as of the Sixth Amendment Effective Date is $1,300,000,000.”

“Excluded Ventures means subsidiaries and joint ventures that are designated as an Excluded Venture by the Borrower and continue to constitute Excluded Ventures pursuant to Section 1.08; provided, however, that no Person may be designated an Excluded Venture (and any previously designated Excluded Venture shall cease to be an Excluded Venture) in the event that such Person guarantees any Indebtedness of any Loan Party.   Excluded Ventures shall also include any Liberty JVs from time to time formed by MWLM&R or MWU at a time when MWLM&R or MWU, as applicable, constitute an Excluded Venture.”

“Lender means each Person that becomes a lender hereunder and their permitted successors and assigns, including each Person identified as a “New Lender” (as defined in the Sixth Amendment) entering into this Agreement under and as provided in the Sixth Amendment. Unless the context otherwise requires, the term “Lender” includes the Swingline Lender.”

“Loan Documents means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, each Note, the Collateral Documents, the Issuing Documents, the Fee Letter, the First Amendment Fee Letter, the Second Amendment Fee Letter, the Third Amendment Fee Letter, the Sixth Amendment Fee Letter, any Loan Modification Agreement, and each and every other agreement executed in connection with this Agreement; provided, however, that in no event shall any Lender Hedging Agreement or any agreement in respect of Banking Services Obligations constitute a Loan Document hereunder.”

“Maturity Date means March 20, 2019 or such later date to which the Maturity Date may be extended pursuant to Section 2.17.”

“MWU means MarkWest Utica EMG, L.L.C., a joint venture between the MarkWest MWU Member and The Energy & Minerals Group or one of its Affiliates  engaged in a Permitted Business.”

“MWU JV Transaction means the transaction whereby MWU became a joint venture between the MarkWest MWU Member and The Energy & Minerals Group or one of its Affiliates.”

“Obligations means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit and including all LC Exposure, whether such Obligations are direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. In addition, all references to the “Obligations” in the Collateral Documents and in Sections 2.14 and 10.09 of this Agreement shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising pursuant to any Lender Hedging Agreement and all Banking Service Obligations; provided that solely with respect to any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Pari Passu Hedging Obligations of such Loan Party shall in any event be excluded from “Obligations” owing by such Loan Party.  It is expressly agreed that Excluded Pari Passu Hedging Obligations shall not be treated as Obligations for purposes of the provisions for acceleration in Article VIII and for adjustments and set-off in Section 10.09.”

“Senior Unsecured Notes means collectively (a) the 6.750% Senior Notes due 2020 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original  principal amount of $500,000,000 issued pursuant to an Indenture dated November 2, 2010 among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture dated November 2, 2010, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, (b) the 6.50% Senior Notes due 2021 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original principal amount of $500,000,000 issued pursuant to the Base Indenture, as supplemented and amended by the Second Supplemental Indenture dated February 24, 2011, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, (c) the 6.25% Senior Notes due 2022 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original principal amount of $700,000,000 issued pursuant to the Base Indenture, as supplemented and amended by the Third Supplemental Indenture dated October 25, 2011, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, (d) the 5.50% Senior Notes due 2023 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original principal amount of $750,000,000 issued pursuant to the Base Indenture, as supplemented and amended by the Eighth Supplemental Indenture dated August 10, 2012, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee,  (e) the 4.50% Senior Notes due 2023 of the Borrower and MarkWest Energy Finance

Corporation, as issuers, in the original principal amount of $1,000,000,000 issued pursuant to the Base Indenture, as supplemented and amended by the Tenth Supplemental Indenture dated January 10, 2013, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, and (f) such other senior unsecured notes as may be issued by Borrower as permitted by Section 7.04(h), in each case as amended or supplemented from time to time.”

“Swap Contract means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) any other derivative agreement or other similar agreement or arrangement, in each case, including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

Paragraph 3.4                Excluded Ventures.  The first sentence of Section 1.08(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Borrower shall be permitted to designate any joint venture and any Subsidiary acquired or formed after the Closing Date as an Excluded Venture.”

Paragraph 3.5                Excluded Ventures.  Section 1.08(b)(ii) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(ii)                            intentionally deleted;”

Paragraph 3.6                Loans.  The first sentence of Section 2.01(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Subject to the terms and conditions of this Agreement, from time to time during the Revolving Period, each Lender severally agrees to make Revolving Loans in Dollars to the Borrower in an aggregate principal amount that will not result in (i) such Lender’s Credit Exposure exceeding such Lender’s Commitment or (ii) the sum of the total Credit Exposures of all Lenders exceeding the total Commitments.”

Paragraph 3.7                Commitment Fees and LC Fees.  Section 2.04 of the Existing Credit Agreement is hereby amended to add a new subsection (i) thereto to read in its entirety as follows:

“(i)                               The Borrower shall pay to Wells Fargo Securities, LLC for its own account fees in the amounts and at the times specified in the Sixth Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.”

Paragraph 3.8                Commitment Increases.  The figure “$250,000,000 in Section 2.09(a) of the Existing Credit Agreement is hereby amended to “$500,000,000”, the words “or after the Collateral Release Date will be unsecured” are hereby added after the word “Obligations” in Section 2.09(a)(vi), and the figure “$1,450,000,000” in Section 2.09(a)(viii) of the Existing Credit Agreement is hereby amended to “$1,800,000,000”.

Paragraph 3.9                Pari Passu Lien Securing Lender Hedging Agreements and Banking Service Obligations.  The first sentence of Section 2.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Prior to the Collateral Release Date, all Obligations arising under the Loan Documents, including, without limitation, Obligations under this Agreement, Banking Service Obligations and Obligations under any Lender Hedging Agreement, shall be secured pari passu by the Collateral.”

Paragraph 3.10         Ownership of Property; Liens.  Section 5.09 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.09  Ownership of Property; Liens.  Each Loan Party has good and defensible title to, or valid leasehold interests in, all its material real and personal property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect, and the property of each Loan Party is subject to no Liens, other than Permitted Liens.”

Paragraph 3.11         Subsidiaries and Other Investments.  Section 5.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.14 Subsidiaries and Other Investments.  As of the Sixth Amendment Effective Date (a) the Borrower has no Subsidiaries or Excluded Ventures other than those specifically disclosed in Schedule 5.14 attached to the Sixth Amendment, all of the outstanding equity interests in such Subsidiaries and Excluded Ventures that are directly or indirectly owned by the Borrower have been validly issued, are fully paid and non-assessable (such representations and warranties regarding full payment and non-assessability being made only with respect to each Subsidiary that is organized as a corporation), and (b) the Borrower has no material equity investment in any other corporation or other entity other than those specifically disclosed in Schedule 5.14.”

Paragraph 3.12 Collateral.  Section 5.21 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.21 Intentionally Deleted.”

Paragraph 3.13         Representations Regarding MWLM&R and MWU.  Section 5.22 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.22 Representations Regarding MWLM&R and MWU.

(a)                                 As of the Sixth Amendment Effective Date, Borrower, through the MarkWest MWLM&R Member, indirectly owns a 100% membership interest in MWLM&R, and the entire 100% membership interest in MWLM&R has been pledged to the Administrative Agent to secure the Obligations.  As of the Sixth Amendment Effective Date, Borrower, through the MarkWest MWU Member, indirectly owns a 60% membership interest in MWU and the 60% membership interest in MWU has been pledged to the Administrative Agent to secure the Obligations.

(b)                                 As of the Sixth Amendment Effective Date, MWLM&R has no Subsidiaries other than those specifically disclosed in Schedule 5.14.”

Paragraph 3.14         Foreign Corrupt Practices.  A new Section 5.23 to the Existing Credit Agreement is hereby added to read in its entirety as follows:

“5.23                  Foreign Corrupt Practices.  None of the Borrower nor any of the Wholly-Owned Subsidiaries of the Borrower that are Loan Parties hereunder (collectively with the Borrower, the “Wholly Owned Entities”), nor any director or officer of the Wholly Owned Entities, nor to the knowledge of Borrower, any agent or employee of any of the Wholly Owned Entities, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) materially violated or is in material violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made, offered, authorized or approved any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.  Each of the Wholly Owned Entities has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws as are applicable to the Wholly Owned Entities.”

Paragraph 3.15  OFAC.  A new Section 5.24 to the Existing Credit Agreement is hereby added to read in its entirety as follows:

“5.24                  OFAC.  None of the Wholly Owned Entities nor, to the knowledge of the Borrower, any director, officer, agent or employee of the Wholly Owned Entities,  is currently the subject of material sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). To Borrower’s knowledge, the Wholly Owned Entities will not, directly or indirectly, use the proceeds of the Revolving Loans or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose by the Wholly Owned Entities of funding any activities of any person or entity that is currently subject to sanctions administered by OFAC.”

Paragraph 3.16         Certificates; Other Information.  Section 6.02 of the Existing Credit Agreement is hereby amended (i) by adding the word “and” after the semicolon at the end of Section 6.02(d), (ii) deleting the semicolon and the word “and” at the end of Section 6.02(e) and substituting therefor a period and deleting in its entirety Section 6.02(f).

Paragraph 3.17 Notices.  Section 6.03(c) of the Existing Credit Agreement is hereby amended by deleting the figure “$10,000,000” and substituting therefor the figure “$15,000,000”.

Paragraph 3.18  Maintenance of Insurance.  The parenthetical in clause (i) of Section 6.07(a) is hereby amended by deleting the parenthetical clause set forth therein and replacing it with the following:

“(except that Borrower, after the Collateral Release Date, shall not be required to have the Administrative Agent listed as sole loss payee on property insurance and except that the MWLM&R and MWU insurance policies shall not be required to list the Administrative Agent as a loss payee or additional insured)”

Paragraph 3.19 Guaranties.  Section 6.14(a) of the Existing Credit Agreement is hereby amended by inserting the words “if the Collateral Release Date has not occurred” before the words “Collateral Documents” in clause (ii) of Section 6.14(a).

Paragraph 3.20 Guaranties.  Section 6.14(b) of the Existing Credit Agreement is hereby amended by inserting the words “if the Collateral Release Date has not occurred,” before the words “the Borrower shall cause 65%”.

Paragraph 3.21 Further Assurances; Collateral.  Section 6.15(a) of the Existing Credit Agreement is hereby amended by deleting the word “Take” at the beginning of Section 6.15(a) and inserting the words “If the Collateral Release Date has not occurred, take” therefor.

Paragraph 3.22 Further Assurances; Collateral.  The first sentence of Section 6.15(b) of the Existing Credit Agreement is hereby amended by inserting the words “if the Collateral Release Date has not occurred,” before the words “the Borrower shall cause”.

Paragraph 3.23  Further Assurances; Collateral.  The second sentence of Section 6.15(b) of the Existing Credit Agreement is hereby amended by inserting the words “if the Collateral Release Date has not occurred,” before the words “Borrower shall cause”.

Paragraph 3.24 Further Assurances; Collateral.  The second sentence of Section 6.15(c) of the Existing Credit Agreement is hereby amended by inserting the words “prior to the Collateral Release Date,” before the words “the Borrower shall have failed”.

Paragraph 3.25 Further Assurances; Collateral.  Section 6.15(d) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(d)                           Notwithstanding anything to the contrary in this Agreement or in the Mortgages, in connection with the acquisition by any Loan Party of additional interests in real property in the ordinary course of business that are associated with pipelines that are subject to Mortgages, including, without limitation, rights of way, the Loan Parties shall, within 90 days (or such later time as may be permitted by the Administrative Agent in its sole discretion) of any request from the Administrative Agent, enter into new Mortgages or amend or supplement existing Mortgages, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, to include any such additional real property interests in the Collateral and deliver such other applicable documentation with respect thereto contemplated by Section 6.15(b) as the Administrative Agent may reasonably request and neither the Borrower nor the Loan Parties shall be required to comply with any notification obligations with respect thereto.”

Paragraph 3.26  Further Assurances; Collateral.  A new Section 6.15(e) to the Existing Credit Agreement is hereby added to read in its entirety as follows:

“(e)                            At any time that Borrower has an Investment Grade Rating and no Default or Event of Default has occurred and is continuing and the Total Leverage Ratio as at the end of the most recently ended fiscal quarter was not greater than 5.00 to 1.00, the Borrower may, by written notice to the Administrative Agent, elect for the Liens under the Collateral Documents securing the Obligations to be released (the date of such notice, the “Collateral Release Date”), whereupon (i) Sections 6.15(a) through (d) shall have no further force or effect and (ii) the Administrative Agent shall take such actions as may be reasonably requested by Borrower to promptly release all of the Collateral from the Liens of the Collateral Documents.”

Paragraph 3.27  Liens.  Section 7.01(t) of the Existing Credit Agreement is hereby amended by deleting the figure “$5,000,000” and substituting therefor the figure “$20,000,000”.

Paragraph 3.28  Liens.  Section 7.01(v) of the Existing Credit Agreement is hereby amended by deleting the figure “$1,000,000” and substituting therefor the figure “$10,000,000”.

Paragraph 3.29  Liens.  Section 7.01(w) of the Existing Credit Agreement is hereby amended by deleting the figure “$1,000,000” and substituting therefor the figure “$10,000,000”.

Paragraph 3.30  Investments.  Section 7.02(h) of the Existing Credit Agreement is hereby amended by deleting the figure “$300,000,000” and substituting therefor the figure “$500,000,000”.

Paragraph 3.31  Investments.  Section 7.02(i) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“other Investments (in addition to any Investments described in Sections 7.04(a), (g) and (h)) in Excluded Ventures of up to $50,000,000; provided that at the time such Investment is made no Default exists or would result therefrom; provided further, after giving pro forma effect to such Investment, the Borrower and its Subsidiaries have no less than $100,000,000 in Cash Equivalents and Borrowing availability under this Agreement;”

Paragraph 3.32  Indebtedness.  Section 7.04(c) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“Indebtedness existing on the Effective Date and listed on Schedule 7.04 to this Agreement and the Senior Unsecured Notes existing on the Sixth Amendment Effective Date and any refinancing thereof;”

Paragraph 3.33  Indebtedness.  Section 7.04(h)(ii) of the Existing Credit Agreement is hereby amended by deleting the parenthetical therein.

Paragraph 3.34  Indebtedness.  Section 7.04(h)(iii) of the Existing Credit Agreement is hereby amended by deleting the date “December 31, 2016” and substituting therefor the words “the first day of the third month following the Maturity Date”.

Paragraph 3.35  Nature of Business; Capital Expenditures; Risk Management.  Section 7.10 of the Existing Credit Agreement is hereby amended by deleting the semicolon and the words “Risk Management” from the caption thereof and eliminating the last sentence thereof.

Paragraph 3.36 Financial Covenants.  Section 7.15(a) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“(a)                     Interest Coverage Ratio.  Permit the Interest Coverage Ratio at any fiscal quarter-end to be less than 2.50 to 1.0; provided, that this Section 7.15(a) shall not apply on and after the Collateral Release Date.”

Paragraph 3.37 Financial Covenants.  Section 7.15(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“(b)                           Total Leverage Ratio.  Permit the Total Leverage Ratio at any fiscal quarter-end through and including the fiscal quarter ending December 31, 2014, to be greater than 5.50 to 1.0 and thereafter at any fiscal quarter-end prior to the Collateral Release Date to be greater than 5.25 to 1.0; provided, the Total Leverage Ratio at any fiscal quarter-end on or after the Collateral Release Date shall not be greater than 5.00 to 1.00.”

Paragraph 3.38 Financial Covenants.  Section 7.15(c) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“(c)                            Senior Leverage Ratio.  Permit the Senior Leverage Ratio at any fiscal quarter-end to be greater than 3.25 to 1.0; provided, that this Section 7.15(c) shall not apply on and after the Collateral Release Date.”

Paragraph 3.39  Events of Default.  Section 8.01(e) of the Existing Credit Agreement is hereby amended by deleting the figure “$30,000,000” wherever it appears and substituting therefor the figure “$50,000,000”.

Paragraph 3.40  Events of Default.  Section 8.01(h) of the Existing Credit Agreement is hereby amended by deleting the figure “$30,000,000” and substituting therefor the figure “$50,000,000”.

Paragraph 3.41  Events of Default.  Section 8.01(m) of the Existing Credit Agreement is hereby amended by adding the following proviso at the end thereof following the words “Collateral Document”:

“; provided that this Section 8.01(m) shall not have any force or effect after the Collateral Release Date.”

Paragraph 3.42  Application of Funds.  Section 8.03 of the Existing Credit Agreement is hereby amended by adding immediately before the last paragraph in Section 8.03 the following two paragraphs to read in their entirety as follows:

“Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Pari Passu Hedging Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Pari Passu Hedging Obligations as a result of this Section 8.03, the Administrative Agent may make such adjustments as it determines are appropriate to distributions pursuant to clauses second and third above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clauses second and third above by the holders of any Excluded Pari Passu Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clauses second and third above).

Administrative Agent shall have no responsibility to determine the existence or amount of Excluded Pari Passu Hedging Obligations and may reserve from the application of amounts under this Section 8.03 amounts distributable in respect of Excluded Pari Passu Hedging Obligations until it has received evidence satisfactory to it of the existence and amount of such Excluded Pari Passu Hedging Obligations.”

Paragraph 3.43  Default; Collateral.  The penultimate sentence in Section 9.03(f) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“In addition, the Lenders irrevocably authorize the Administrative Agent to release Liens upon Collateral as contemplated in Section 6.15(e) and in Sections 10.01(c) and (d), or if approved, authorized, or ratified in writing by the requisite Lenders.”

Paragraph 3.44  Amendments, Releases of Collateral, Etc..  Clause (iv) of the penultimate sentence in Section 10.01(a) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“(iv) the Fee Letter, the First Amendment Fee Letter and the Sixth Amendment Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.”

Paragraph 3.45  Successors and Assigns.  Section 10.07(d) of the Existing Credit Agreement is hereby amended by adding the words “Swingline Lender and Issuing Bank” after the words “without the consent or notice of the Borrower or the Administrative Agent,”.

Paragraph 3.46  GOVERNING LAW.  Section 10.16(b) of the Existing Credit Agreement is hereby amended by adding a comma and the words “, County of New York” after the words “courts of the State of New York”.

Paragraph 3.47  Commodity Exchange Act Keepwell Provisions.  Section 10.25 ENTIRE AGREEMENT is hereby redesignated as Section 10.26 of the Existing Credit Agreement and a new Section 10.25 is hereby added to the Existing Credit Agreement to read in its entirety as follows:

“10.25  Commodity Exchange Act Keepwell Provisions.  The Borrower, to the extent that it is a Qualified ECP Guarantor, hereby guarantees the payment and performance of all Obligations in respect of any Lender Hedging Agreement of each Loan Party (other than itself) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Loan Party (other than itself) in order for such Loan Party to honor its obligations under the Guaranty with respect to Lender Hedging Agreements (provided, however, that the Borrower, to the extent it is a Qualified ECP Guarantor, shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred (a) without rendering its obligations under this Section, or otherwise under this Agreement or any Loan Document, as it relates to such other Loan Parties, voidable under Laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and (b) without rendering such Loan Party liable for amounts to creditors, other than the Secured Parties, that such Loan Party would not otherwise have made available to such creditors if this Section was not in effect). The obligations of the Borrower, to the extent it is a Qualified ECP Guarantor, under this Section shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated.  The Borrower intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Paragraph 3.48                     Amended Annex 1.  Annex 1 “Commitments” to the Existing Credit Agreement is hereby amended in its entirety by Annex 1  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Annex shall be deemed to refer to such Annex as amended by amended Annex 1.

Paragraph 3.49                     Amended Schedule 5.14.  Schedule 5.14 “Subsidiaries and Other Equity Investments” to the Existing Credit Agreement is hereby amended in its entirety by Amended Schedule 5.14  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Schedule shall be deemed to refer to such Schedule as amended by Amended Schedule 5.14.

Paragraph 3.50                     Exhibit C.  Exhibit C “Compliance Certificate” to the Existing Credit Agreement is hereby amended in its entirety by Exhibit C attached to this Amendment.  Any reference in the Existing Credit Agreement to such Exhibit C shall be deemed to refer to such Exhibit C as amended by amended Exhibit C.

ARTICLE IV.

AGREEMENTS

Paragraph 4.1                            Commitments.  Each Existing Lender and each New Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Amendment its respective Commitment is as set forth next to its name on Annex 1 attached hereto.

ARTICLE V.

CONDITIONS OF EFFECTIVENESS

Paragraph 5.1  Sixth Amendment Effective Date.  This Amendment shall become effective as of the date first above written when and only when: (a)          Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date reasonably satisfactory to Administrative Agent:

(i)                                     this Amendment, executed by the Borrower, the Guarantors, each of the Existing Lenders, New Lenders, the Administrative Agent, Issuing Bank, and Swingline Lender;

(ii)                                  the Consent and Agreement attached to this Amendment executed by the Guarantors;

(iii)                               a Note for each New Lender requesting such a Note executed by the Borrower in favor of each such New Lender, each Note dated as of the Sixth Amendment Effective Date;

(iv)                              from the Borrower and the Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may reasonably require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing this Amendment, and (iii) there has been no change in such Person’s Organization Documents from the copies of such Person’s Organization Documents most recently delivered to the Administrative Agent and Lenders or attaching any amendments or restatements thereof;

(v)                                 a certificate from Borrower (i) representing and warranting that, on and as of the Sixth Amendment Effective Date, before and after giving effect to the increase in Commitments resulting hereunder (A) no Default or Event of Default exists or would exist immediately after giving effect to the increase in the Commitments, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (C) all financial covenants in Section 7.15 would be satisfied on a pro forma basis as of the most recent testing date and on the Sixth Amendment Effective Date after giving effect to actual Credit Exposure on the Sixth Amendment Effective Date, if any, (ii) ratifying and confirming each of the Loan Documents, (iii) agreeing that all Loan Documents shall apply to the Obligations as they are or may be increased by this Amendment and (iv) agreeing that its obligations and covenants under each Loan Document are otherwise unimpaired by this Amendment and shall remain in full force and effect; and

(vi)                              an opinion from Hogan Lovells US LLP, counsel to each Loan Party and the General Partner, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b)                                 Borrower shall have paid:

(i)                                     all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the Sixth Amendment Effective Date;

(ii)                                  the arrangement fee to be paid to the Arranger pursuant to the Sixth Amendment Fee Letter, which arrangement fee once paid will be fully earned and nonrefundable;

(iii)                               the upfront fee to be paid to the Administrative Agent pursuant to the Sixth Amendment Fee Letter for the account of each Lender increasing its Commitment, which upfront fee will be paid to each Lender increasing its Commitment that sends its signed signature page to this Amendment to the Administrative Agent’s counsel by noon, New York time on March 19, 2014, which fee once paid will be fully earned and nonrefundable; and

(iv)                              the extension fee to be paid to the Administrative Agent pursuant to the Sixth Amendment Fee Letter for the account of each Lender signing this Amendment, which extension fee will be paid to each Lender that sends its signed signature page to this Amendment to the Administrative Agent’s counsel by noon, New York time on March 19, 2014 (irrespective of whether such Lender increases its Commitment), which fee once paid will be fully earned and nonrefundable.

Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the Sixth Amendment Effective Date, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

Paragraph 6.1                Representations and Warranties.  In order to induce the Required Lenders to enter into this Amendment, Borrower and each Guarantor represent and warrant to each Lender that:

(a)                                 The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.

(b)                                 Borrower and Guarantors are duly authorized to execute and deliver this Amendment and the other Amendment Documents to which they are a party and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Existing Credit Agreement. Borrower and Guarantors have duly taken all limited partnership, limited liability company or corporate action, as applicable, necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which they are a party and, in the case of Borrower, to authorize the performance of the obligations of Borrower hereunder and thereunder.

(c)                                  When duly executed and delivered, each of this Amendment, each Note issued to a New Lender and the Existing Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(d)                                 No Default or Event of Default exists or will exist prior to and immediately after giving effect to this Amendment.

ARTICLE VII.

MISCELLANEOUS

Paragraph 7.1                Ratification of Agreements.  The Existing Credit Agreement as hereby amended is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Existing Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Existing Credit Agreement, the Notes or any other Loan Document.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Paragraph 7.2                            Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and the Subsidiary Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until Payment in Full of the Obligations.

Paragraph 7.3                Loan Documents.  This Amendment, and each of the other Amendment Documents, is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Paragraph 7.4                Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Paragraph 7.5                Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions and (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 7.6                Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders that to its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, Issuing Bank, Swingline Lender or any Lender or any defense to (i) the payment of the Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, Issuing Bank, Swingline Lender and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 7.7     Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	MARKWEST ENERGY PARTNERS, L.P.

	By:	MarkWest Energy GP, L.L.C., its general partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial
Officer

SIGNATURE PAGE 1

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

	By:	/s/ Jacob L. Osterman
Name: Jacob L. Osterman
Title: Vice President

EXISTING LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender, Issuing Bank and Swingline Lender

	By:	/s/ Jacob L. Osterman
Name: Jacob L. Osterman
Title: Vice President

ROYAL BANK OF CANADA, as Lender

	By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

COMPASS BANK,
as a Lender

	By:	/s/ Dorothy Marchand
Name: Dorothy Marchand
Title: Executive Vice President

SIGNATURE PAGE 2

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Justin M. Alexander
Name: Justin M. Alexander
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

SIGNATURE PAGE 3

SUNTRUST BANK,
as a Lender

By:	/s/ Yarin Pirio
Name: Yarin Pirio
Title: Managing Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Nancy M Mak
Name: Nancy M Mak
Title: Senior Vice President

COMERICA BANK,
as a Lender

By:	/s/ Ekaterina Evseev
Name: Ekaterina Evseev
Title: Assistant Vice President

NATIXIS, NEW YORK BRANCH
as a Lender

By:	/s/ Jarrett Price
Name: Jarrett Price
Title: Vice President

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE 4

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ Ryan Long
Name: Ryan Long
Title: Authorized Signatory

GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ Nicole Ferry Lacchia
Name: Nicole Ferry Lacchia
Title: Authorized Signatory

CITIBANK, N. A.
as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Director

SIGNATURE PAGE 5

NEW LENDER:	PNC BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Brett R. Schweikle
Name: Brett R. Schweikle
Title: Senior Vice President

SIGNATURE PAGE 6

Sixth Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), as of the Sixth Amendment Effective Date hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of July 1, 2010 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Existing Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

1

MARKWEST ENERGY GP, L.L.C.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MarkWest Hydrocarbon, Inc.,
its sole Member

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

WEST SHORE PROCESSING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

2

MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS
GAS COMPANY, L.L.C.
MARKWEST ENERGY SOUTH TEXAS
GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.
MARKWEST TEXAS LPG PIPELINE, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

3

MATREX L.L.C.

By:		West Shore Processing Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

4

MARKWEST MCALESTER, L.L.C.
MARKWEST BUFFALO CREEK GAS COMPANY, L.L.C.

By:		MarkWest Oklahoma Gas Company, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:		MarkWest Energy Appalachia, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

5

ANNEX I

Commitments

Commitments

Lender	Revolving Commitments
Wells Fargo Bank, National Association	$100,000,000.00
Royal Bank of Canada	$100,000,000.00
Bank of America, N.A.	$82,000,000.00
Barclays Bank PLC	$82,000,000.00
BBVA Compass Bank	$82,000,000.00
CitiBank, N.A.	$82,000,000.00
Morgan Stanley Bank, N.A.	$82,000,000.00
UBS AG, Stamford Branch	$82,000,000.00
U.S. Bank National Association	$82,000,000.00
JPMorgan Chase Bank, N.A.	$82,000,000.00
SunTrust Bank	$82,000,000.00
Goldman Sachs Bank USA	$82,000,000.00
Comerica Bank	$53,000,000.00
Sumitomo Mitsui Banking Corporation	$53,000,000.00
Natixis, New York Branch	$53,000,000.00
Capital One, N.A.	$53,000,000.00
PNC Bank, National Association	$53,000,000.00
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00
TOTAL:	$1,300,000,000.00

SCHEDULE 5.14

SUBSIDIARIES

AND OTHER EQUITY INVESTMENTS

(a)                                 Subsidiaries as of the Sixth Amendment Effective Date:

Name	Jurisdiction of Organization	Ownership as of Effective Date

MarkWest Energy Operating Company, L.L.C.	Delaware	100% owned by the Borrower

MarkWest Hydrocarbon, Inc.	Delaware	100% owned by the Borrower

MarkWest Energy Finance Corporation	Delaware	100% owned by the Borrower

MarkWest Energy GP, L.L.C.	Delaware	99% owned by Hydrocarbon
1% owned by Borrower

MarkWest Energy Appalachia, L.L.C.	Delaware	100% owned by Opco

Matrex, L.L.C.	Michigan	100% owned by West Shore Processing Company, L.L.C.

West Shore Processing Company, L.L.C.	Michigan	100% owned by Opco

MarkWest Michigan Pipeline Company, L.L.C.	Michigan	100% owned by Opco

MarkWest Oklahoma	Oklahoma	100% owned by Opco

Gas Company, L.L.C.

MarkWest Power Tex, L.L.C.	Texas	100% owned by Opco

MarkWest Pinnacle, L.L.C.	Texas	100% owned by Opco

MarkWest PNG Utility, L.L.C.	Texas	100% owned by Opco

MarkWest Texas PNG Utility, L.L.C.	Texas	100% owned by Opco

MarkWest Blackhawk, L.L.C.	Texas	100% owned by Opco

MarkWest New Mexico, L.L.C.	Texas	100% owned by Opco

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MarkWest Pipeline Company, L.L.C.	Texas	100% owned by Opco

MarkWest Energy East Texas Gas Company, L.L.C.	Delaware	100% owned by Opco

MarkWest Javelina Company, L.L.C.	Texas	100% owned by Opco

MarkWest Javelina Pipeline Company, L.L.C.	Texas	100% owned by Opco

MarkWest Gas Services, L.L.C.	Texas	100% owned by Opco

Mason Pipeline Limited Liability Company	Michigan	100% owned by Hydrocarbon

MarkWest Liberty Gas Gathering, L.L.C.	Delaware	100% owned by Opco

MarkWest Marketing, L.L.C.	Delaware	100% owned by Opco

MarkWest Gas Marketing, L.L.C.	Texas	100% owned by Opco

MarkWest McAlester, L.L.C.	Oklahoma	100% owned by MarkWest Oklahoma Gas Company

MarkWest Ranger Pipeline Company, L.L.C.	Delaware	100% owned by MarkWest Energy Appalachia, L.L.C.

MarkWest Mountaineer Pipeline Company, L.L.C.	Delaware	100% owned by Opco

MarkWest Utica Operating Company, L.L.C.	Delaware	100% owned by Opco

MarkWest Buffalo Creek Gas Company, L.L.C.	Oklahoma	100% owned by MarkWest Oklahoma Gas Company, L.L.C.

MarkWest Energy South Texas Gas Company, L.L.C.	Delaware	100% owned by Opco

MarkWest Texas LPG Pipeline, L.L.C.	Texas	100% owned by Opco

(b)                                 Excluded Ventures as of the Sixth Amendment Effective Date:

MarkWest Liberty Midstream & Resources, L.L.C.	Delaware	100% owned by MarkWest Liberty Gas Gathering, L.L.C.

MarkWest Liberty Ethane Pipeline, L.L.C.	Delaware	100% owned by MWLM&R

2

Mule Tracts, L.L.C.	Delaware	100% owned by MWLM&R

Mule Sidetracks, L.L.C.	Delaware	100% owned by MWLM&R

MarkWest Bluestone Ethane Pipeline, L.L.C.	Delaware	100% owned by MWLM&R

MarkWest Liberty Bluestone, L.L.C.	Delaware	100% owned by MWLM&R

MarkWest Mariner Pipeline, L.L.C.	Delaware	100% owned by MWLM&R

MarkWest Ohio Fractionation Company, L.L.C.	Delaware	100% owned by MWLM&R

MarkWest Utica EMG Condensate, L.L.C.	Delaware	55% owned by MWLM&R

Ohio Condensate Company, L.L.C.	Delaware	99% owned by MarkWest Utica EMG Condensate, L.L.C.

Ohio Gathering Company, L.L.C.	Delaware	99% owned by MWU

MarkWest POET, L.L.C.	Delaware	40% owned by MarkWest Oklahoma Gas Company, L.L.C.

3

MarkWest Pioneer, L.L.C.	Delaware	50% owned by Opco

MarkWest Utica EMG, L.L.C.	Delaware	60% owned by MarkWest Utica Operating Company, L.L.C.

Wirth Gathering	Oklahoma	50% owned by MarkWest McAlester, L.L.C.

Centrahoma Processing LLC	Delaware	40% owned by MarkWest Oklahoma Gas Company, L.L.C.

Bright Star Partnership	Texas	90% owned by MarkWest Pinnacle, L.L.C.

East Texas Bulldog NGL Pipeline, LLC	Texas	100% owned by Opco

4

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                             Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July [1], 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among MarkWest Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                              of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for Fiscal Year-end financial statements]

1.  Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the Fiscal Year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.                                      Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in all material respects on a consolidated basis in accordance with GAAP as at such date and for such period, subject only to normal year-end adjustments and the absence of footnotes.

2.                                      The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.                                      A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

MARKWEST ENERGY PARTNERS

COMPILED CREDIT AGREEMENT

1

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.                                      The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished by Borrower to the Administrative Agent or Lenders at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

5.                                      The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                 ,201    .

MARKWEST ENERGY PARTNERS, L.P.

By: MarkWest Energy GP, L.L.C., its general partner

By:

Name:

Title:

2

For the Quarter/Year ended

                                               (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I. Section 7.04 — Indebtedness

1.	Outstanding Principal Amount of Indebtedness in respect of purchase money obligations or Capital Leases for fixed or capital assets permitted by Section 7.04(e) (may not exceed $50,000,000)	$

2.	Other unsecured Indebtedness not to exceed $30,000,000 and any refinancing thereof permitted by Section 7.04(f)	$

	After giving effect to the incurrence of any of the foregoing Indebtedness did any Default or Event of Default exist?	Yes/No

II. Section 7.15(a) — Interest Coverage Ratio — applicable prior to the Collateral Release Date.

A.

Adjusted Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA” and “Adjusted Consolidated EBITDA”) (Line II.A.1a + Line II.A.1b):

$

1a.	Consolidated EBITDA for the Subject Period	$

1b.	Material Project Consolidated EBITDA Adjustments as determined pursuant to Section 7.15(e)	$

2.

Pro forma adjustments to EBITDA for acquisitions or investments during the Subject Period, giving effect to such acquisitions or investments on a pro forma basis for the Subject Period as if such acquisitions or investments occurred on the first day of the Subject Period:

$

3.

Pro forma adjustments to EBITDA for Dispositions during the Subject Period, giving effect to such Disposition on a pro forma basis for the Subject Period as if such Disposition occurred on the first day of the Subject Period:

$

4.	Adjusted Consolidated EBITDA, including pro forma adjustments for acquisitions, investments and Dispositions (Lines II.A plus II.A.2 minus II.A.3):	$

3

B.	Consolidated Interest Charges for Subject Period:

1.	Consolidated Interest Charges for the Subject Period:	$

2.	Pro forma adjustment for interest charges relating to acquisitions or investments during the Subject Period (Section 7.15(d)(ii)):	$

3.	Pro forma adjustment for interest charges relating to Dispositions during the Subject Period (Section 7.15(d)(iii)):	$

4.	Consolidated Interest Charges, including pro forma adjustments (Lines II.B.1 plus II.B.2 minus II.B.3):	$

C.	Interest Coverage Ratio:

1.	Adjusted Consolidated EBITDA adjusted for acquisitions, investments and Dispositions (Line II.A.4):	$

2.	Consolidated Interest Charges adjusted for acquisitions, investments and Dispositions (Line II.B.4):	$

3.	Imputed interest charges on Synthetic Lease of the Borrower and its Subsidiaries for Subject Period:	$

4.	Interest Coverage Ratio (Line II.C.1 divided by the sum of (Lines II.C.2 plus II.C.3)):	to 1.0

	Minimum required: 2.50 to 1.0	Yes/No

III. Section 7.15(b) — Total Leverage Ratio

A.	Consolidated Funded Debt (see Credit Agreement definition of “Consolidated Funded Debt”):	$

B.	Adjusted Consolidated EBITDA (including pro forma adjustments for acquisitions, investments and Dispositions) (Line II.A.5 above):	$

C.	Total Leverage Ratio (Line III.A ÷ by III.B):	to 1.0

Maximum permitted: 5.50 to 1.0 for Subject Periods through and including December 31, 2014 and thereafter prior to the Collateral Release Date 5.25 to 1.0 and after the Collateral Release Date 5.00 to 1.0

Yes/No

4

IV. Section 7.15(c) — Senior Leverage Ratio— applicable prior to the Collateral Release Date.

A.	Consolidated Senior Debt (see Credit Agreement definition of “Consolidated Senior Debt”):	$

B.	Adjusted Consolidated EBITDA (including pro forma adjustments for acquisitions, investments and Dispositions) (Line II.A.4 above):	$

C.	Senior Leverage Ratio (Line IV.A ÷ IV.B):	to 1.0

	Maximum permitted: 3.25 to 1.0	Yes/No

V.	Calculation of Compliance with Sections 7.07(c) and Section 2.08 (Dispositions and Mandatory Prepayments)

A.

Section 2.08 and Section 7.07(c): Attach a report showing each Insurance Payment received during the preceding three fiscal quarters ending on the Statement Date. Attach a report showing for each Disposition of property for fair market value for cash during the three fiscal quarters ending on the Statement Date. For each such Insurance Payment or Disposition show:

$

1.	The date that Net Cash Proceeds from such Insurance Payment or Disposition were received (the “Receipt Date”).	$

2.	The amount of Net Cash Proceeds received from such Insurance Payment or Dispositions.	$

3.	The total amount of Net Cash Proceeds from Insurance Payments and Dispositions for fair market value for cash during the period from the Effective Date to such Receipt Date.	$

4.

The value of 10% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures (this is the “Threshold Amount”; see Credit Agreement definition of “Triggering Sale”).

$

5.	The total amount of Net Cash Proceeds from Insurance Payments and Dispositions as of the Receipt Date minus the Threshold Amount (referred to herein as the “Excess Amount”) (Line V A.3 — V.A.4).	$

5

6.

If the Excess Amount in Line V.A.5 is a positive number, have the Net Cash Proceeds of such Insurance Payment and/or Disposition been Reinvested? If so, give amounts and date(s) of Reinvestment. In not, have 180 days passed since the Receipt Date for such Insurance Payment or Disposition?

Yes/No

7.	If any portion of the Excess Amount in Line V.A.5 has not been reinvested within 180 days of the Receipt Date specify amount not Reinvested (this is the “Reduction Amount”).	$	$

8.	Amount of Loans to be prepaid (Line V.A.8).	$
$

9.

The value of 15% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures

$

10.	Is Borrower in compliance with financial covenants in Section 7.15 on a pro forma basis taking such Triggering Sale (or the events giving rise to the Triggering Sale) into account?		Yes/No

11.

Are the Net Cash Proceeds (Line V A.3) greater than the value of 15% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date and including Borrower’s proportionate share of assets of Excluded Ventures (Line V A.9)?

Yes/No

12.	To be calculated only if the answer to Line V A.10 is no AND the answer to Line V A.11 is yes: amount of Commitment reduction pursuant to Section 2.09(c)		$

VI.	Reporting and Delivery Obligations Pursuant to the Pledge and Security Agreement

1.

Did any Loan Party relocate its principal place of business or chief executive office or relocate the place where its books and records concerning its accounts are kept, in each case, to a location not described on Annex A to the Pledge and Security Agreement?

Yes/No
If yes, provide information.

2.

Did any Loan Party acquire any chattel paper, instruments or Other Collateral Notes, each with an individual value in excess of $1,000,000 or certificated Equity Interest (with appropriate stock powers or other instruments of transfer executed in blank)?

Yes/No

If yes, please deliver to the Administrative Agent such chattel paper, instruments or Other Collateral Notes, each with an individual value in excess of $1,000,000 (with appropriate endorsements or instruments of transfer) or certificated Equity Interest (in the case of Equity Interests that will be Other Pledged Securities (as defined in the Pledge and Security Agreement) with an individual value in excess of $1,000,000) (with

6

appropriate stock powers or other instruments of transfer executed in blank).

3.

Did any Loan Party acquire any Collateral consisting of (i) additional uncertificated Equity Interests in Subsidiaries or Excluded Ventures, (ii) uncertificated Pledged Securities with an individual value in excess of $1,000,000 or (iii) letter-of-credit rights with an individual face amount in excess of $1,000,000 and a remaining term of at least six (6) months?

Yes/No
If yes, please describe.

4.

Did any Loan Party obtain Rights to or become entitled to the benefit of any material issued Patents, Patent applications, registered Trademarks, Trademark applications, registered Copyrights, and Copyright applications not identified on Annex B-2 to the Pledge and Security Agreement (all terms in this Line VI 4 have the meanings set forth in the Pledge and Security Agreement).

5.	Did any Loan Party acquire any certificates of title for any Vehicles or other Collateral, each with an individual value in excess of $150,000?	Yes/No
If yes, if requested by the Administrative Agent, please deliver to the Administrative Agent such certificates of title so that the Security Interest may be properly noted thereon.

6.	Did any Loan Party establish any Deposit Accounts in which average monthly balances in excess of $1,000,000 are maintained since delivery of the last Compliance Certificate?.	Yes/No
If yes, please identify the depository and the account name and number and advise the Administrative Agent that Annex B-1 to the Security Agreement needs to be updated.

[END OF SCHEDULE 2]

7